EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-75B

74A-$32,170
74C-$32,889
74F-$137,051,204
74I-$680,519
74J-$219,996
74L-$262,069
74N-$138,278,847
74O-$81,256
74P-$138,478
74R4-$550,963
74T-$137,508,150
75B-$131,361,312


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $241,952
2. Dividends for a second class of open-end company shares                                                         $655,099
3. Dividends for a third class of open-end company shares                                                          $308,661
4. Dividends for a fourth class of open-end company shares                                                         $89,516

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.332
        2. Dividends from a second class of open-end company shares                                                 $1.419
        3. Dividends from a third class of open-end company shares                                                  $1.173
        4. Dividends from a fourth class of open-end company shares                                                 $0.704

Item 74

U)      1. Number of shares outstanding                                                                             175,408
        2. Number of shares outstanding for a second class of shares of open-end company shares                     467,971
        3. Number of shares outstanding for a third class of shares of open-end company shares                      266,974
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     130,736

V)      1. Net asset value per share (to the nearest cent)                                                          148.06
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                148.05
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 122.29
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                73.46


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $931
2. Dividends for a second class of open-end company shares                                                          $2,392
3. Dividends for a third class of open-end company shares                                                           $2,247
4. Dividends for a fourth class of open-end company shares                                                          $669
5. Dividends for a fifth class of open-end company shares                                                           $908
6. Dividends for a sixth class of open-end company shares                                                           $2,415

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.015
        2. Dividends from a second class of open-end company shares                                                 $.018
        3. Dividends from a third class of open-end company shares                                                  $.018
        4. Dividends for a fourth class of open-end company shares                                                  $.024
        5. Dividends for a fifth class of open-end company shares                                                   $.015
	6. Dividends for a sixth class of open-end company shares                                                   $.046


Item 74

U)      1. Number of shares outstanding                                                                             57,602
        2. Number of shares outstanding for a second class of shares of open-end company shares                     135,483
        3. Number of shares outstanding for a third class of shares of open-end company shares                      120,477
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     33,903
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      65,544
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      56,732

V)      1. Net asset value per share (to the nearest cent)                                                          53.04
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                53.08
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 53.08
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                69.97
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 45.61
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 131.01


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $18,889
74C- $76,565
74E- $0
74F- $252,006,821
74I- $1,934,342
74J- $202,892
74L- $1,458,302
74N- $255,697,811
74O- $178,685
74P- $157,830
74R4-$2,431,096
74T- $252,930,200
75B- $237,985,215

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $782,228
2. Dividends for a second class of open-end company shares                                                         $634,304
3. Dividends for a third class of open-end company shares                                                          $427,573
4. Dividends for a fourth class of open-end company shares                                                         $273,206
5. Dividends for a fifth class of open-end company shares							   $87,654

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.342
        2. Dividends from a second class of open-end company shares                                                 $0.365
        3. Dividends from a third class of open-end company shares                                                  $0.367
        4. Dividends for a fourth class of open-end company shares                                                  $0.750
	5. Dividends for a fifth class of open-end company shares						    $0.352

Item 74

U)      1. Number of shares outstanding    									  2,277,064
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,772,721
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,214,182
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   371,948
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  256,652

V)      1. Net asset value per share (to the nearest cent)                                                  	  40.29
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  40.31
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  40.31
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  82.80
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  38.90

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $17,797
2. Dividends for a second class of open-end company shares                                                      $48,135
3. Dividends for a third class of open-end company shares                                                       $61,967
4. Dividends for a fourth class of open-end company shares                                                      $113,625
5. Dividends for a fifth class of open-end company shares					                $28,039

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.285
        2. Dividends from a second class of open-end company shares                                             $0.303
        3. Dividends from a third class of open-end company shares                                              $0.306
        4. Dividends for a fourth class of open-end company shares                                              $0.779
	5. Dividends for a fifth class of open-end company shares					        $0.315

Item 74

U)      1. Number of shares outstanding   									61,438
        2. Number of shares outstanding for a second class of shares of open-end company shares                 162,342
        3. Number of shares outstanding for a third class of shares of open-end company shares                  207,135
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 155,772
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			91,128

V)      1. Net asset value per share (to the nearest cent)                                                  	26.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	26.42
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	26.41
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	67.71
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		27.49

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $18,114
2. Dividends for a second class of open-end company shares                                                       $39,570
3. Dividends for a third class of open-end company shares                                                        $40,121
4. Dividends for a fourth class of open-end company shares                                                       $62,372
5. Dividends for a fifth class of open-end company shares							 $25,152

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.220
        2. Dividends from a second class of open-end company shares                                              $0.249
        3. Dividends from a third class of open-end company shares                                               $0.252
        4. Dividends for a fourth class of open-end company shares                                               $0.485
	5. Dividends for a fifth class of open-end company shares						 $0.231

Item 74

U)      1. Number of shares outstanding										 80,892
        2. Number of shares outstanding for a second class of shares of open-end company shares                  160,226
        3. Number of shares outstanding for a third class of shares of open-end company shares                   158,370
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  131,731
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 111,024

V)      1. Net asset value per share (to the nearest cent)                                                  	40.28
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	40.28
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	40.27
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	78.24
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		37.29

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $603
2. Dividends for a second class of open-end company shares                                                        $1,387
3. Dividends for a third class of open-end company shares                                                         $1,264
4. Dividends for a fourth class of open-end company shares                                                        $1,102
5. Dividends for a fifth class of open-end company shares							  $941
6. Dividends for a sixth class of open-end company shares                                                         $555

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.006
        2. Dividends from a second class of open-end company shares                                               $.008
        3. Dividends from a third class of open-end company shares                                                $.008
        4. Dividends for a fourth class of open-end company shares                                                $.017
        5. Dividends for a fifth class of open-end company shares                                                 $.007
	6. Dividends for a sixth class of open-end company shares						  $.023

Item 74

U)      1. Number of shares outstanding                                                                           97,661
        2. Number of shares outstanding for a second class of shares of open-end company shares                   177,897
        3. Number of shares outstanding for a third class of shares of open-end company shares                    164,118
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   68,057
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    144,682
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  23,420

V)      1. Net asset value per share (to the nearest cent)                                                        44.95
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              45.01
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               45.00
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              93.93
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               40.55
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  129.92


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $688
2. Dividends for a second class of open-end company shares                                                          $1,649
3. Dividends for a third class of open-end company shares                                                           $1,502
4. Dividends for a fourth class of open-end company shares                                                          $965
5. Dividends for a fifth class of open-end company shares                                                           $1,266
6. Dividends for a sixth class of open-end company shares                                                           $1,467


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.004
        2. Dividends from a second class of open-end company shares                                                 $.024
        3. Dividends from a third class of open-end company shares                                                  $.005
        4. Dividends for a fourth class of open-end company shares                                                  $.019
	5. Dividends for a fifth class of open-end company shares                                                   $.008
	6. Dividends for a sixth class of open-end company shares                                                   $.027

Item 74

U)      1. Number of shares outstanding                                                                           166,453
        2. Number of shares outstanding for a second class of shares of open-end company shares                   70,323
        3. Number of shares outstanding for a third class of shares of open-end company shares                    312,956
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   54,041
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    165,851
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    51,578

V)      1. Net asset value per share (to the nearest cent)                                                        25.95
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)             117.81
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               26.02
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              95.12
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               37.17
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)              128.36

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $472
2. Dividends for a second class of open-end company shares                                                        $779
3. Dividends for a third class of open-end company shares                                                         $289
4. Dividends for a fourth class of open-end company shares					                  $734

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.004
        2. Dividends from a second class of open-end company shares                                               $.009
        3. Dividends from a third class of open-end company shares                                                $.005
	4. Dividends from a fourth class of open-end company shares						  $.021

Item 74

U)      1. Number of shares outstanding                                                                           113,439
        2. Number of shares outstanding for a second class of shares of open-end company shares                   92,751
        3. Number of shares outstanding for a third class of shares of open-end company shares                    62,476
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  36,738

V)      1. Net asset value per share (to the nearest cent)                                                        20.07
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              36.00
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               20.12
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  83.78


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $107
2. Dividends for a second class of open-end company shares                                                        $345
3. Dividends for a third class of open-end company shares                                                         $286
4. Dividends for a fourth class of ope-end company shares							  $322

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.001
        2. Dividends from a second class of open-end company shares                                               $.004
        3. Dividends from a third class of open-end company shares                                                $.003
	4. Dividends from a fourth class of open-end company shares					          $.012

Item 74

U)      1. Number of shares outstanding                                                                           104,138
        2. Number of shares outstanding for a second class of shares of open-end company shares                   92,367
        3. Number of shares outstanding for a third class of shares of open-end company shares                    91,599
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  27,043

V)      1. Net asset value per share (to the nearest cent)                                                        29.03
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              36.34
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               29.10
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  103.34

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,763
2. Dividends for a second class of open-end company shares                                                        $10,342
3. Dividends for a third class of open-end company shares                                                         $8,082
4. Dividends for a fourth class of open-end company shares                                                        $36,535
5. Dividends for a fifth class of open-end company shares                                                         $6,762
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.250
        2. Dividends from a second class of open-end company shares                                               $0.337
        3. Dividends from a third class of open-end company shares                                                $1.402
        4. Dividends from a fourth class of open-end company shares                                               $0.669
        5. Dividends from a fifth class of open-end company shares                                                $0.295

Item 74

U)      1. Number of shares outstanding                                                                             11,180
        2. Number of shares outstanding for a second class of shares of open-end company shares                     31,170
        3. Number of shares outstanding for a third class of shares of open-end company shares                      5,728
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     54,628
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      22,951

V)      1. Net asset value per share (to the nearest cent)                                                           29.67
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 37.09
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    152.64
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     73.44
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     32.35


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $54
2. Dividends for a second class of open-end company shares                                                        $166
3. Dividends for a third class of open-end company shares                                                         $247

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.003
        2. Dividends from a second class of open-end company shares                                               $0.005
        3. Dividends from a third class of open-end company shares                                                $0.013


Item 74

U)      1. Number of shares outstanding                                                                             16,940
        2. Number of shares outstanding for a second class of shares of open-end company shares                     34,982
        3. Number of shares outstanding for a third class of shares of open-end company shares                      19,816


V)      1. Net asset value per share (to the nearest cent)                                                           30.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 33.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     78.18



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $106
2. Dividends for a second class of open-end company shares                                                          $265
3. Dividends for a third class of open-end company shares                                                           $416


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.005
        2. Dividends from a second class of open-end company shares                                                 $.009
        3. Dividends from a third class of open-end company shares                                                  $.018

Item 74

U)      1. Number of shares outstanding                                                                           21,064
        2. Number of shares outstanding for a second class of shares of open-end company shares                   35,351
        3. Number of shares outstanding for a third class of shares of open-end company shares                    24,798


V)      1. Net asset value per share (to the nearest cent)                                                        27.04
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              35.61
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               68.74



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